Defined Benefit Plan (Detail) (Defined Benefit Plan, USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2014
Defined Benefit Plan
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 26
Interest cost	6
Expected return on plan assets	(7)
Administration expenses	1
Net periodic benefit cost	$ 26